TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Transamerica Stock Index

Effective January 1, 2027, the following supersedes any information to the contrary in the fund’s Prospectus, Summary Prospectus and Statement of Additional Information:

Effective January 1, 2027, Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, has contractually agreed to forgo its ability to recapture amounts waived and/or reimbursed to a class of the fund to limit the class’s total annual fund operating expenses under the expense limitation arrangement between TAM and Transamerica Funds. Accordingly, amounts previously waived and/or reimbursed to a class of the fund under the expense limitation arrangement to maintain the class’s expense limit are not subject to recapture by TAM on and after January 1, 2027. The current contractual expense limits under the expense limitation arrangement between Transamerica Funds and TAM remain in effect.

Investors Should Retain this Supplement for Future Reference

October 5, 2026